UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – February 28, 2008

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

(1)           Pequot Notes and Warrants

On February 28, 2008, MTM Technologies, Inc. (the “Company”) issued and sold to (1) Pequot Private Equity Fund III, L.P (“PPEF”) a promissory note in the principal amount of $2,191,123 (the “PPEF Note”), (2) Pequot Offshore Private Equity Partners III, L.P (“POPEP” and collectively with PPEF, “Pequot”) a promissory note in the principal amount of $308,877 (the “POPEP Note” and collectively with the PPEF Note, the “Pequot Notes”), (3) PPEF  warrants entitling PPEF to purchase 343,705 shares of the Company’s next designated series of preferred stock at an exercise price of $.6375, (the “PPEF Warrants”) and (4) POPEP warrants entitling PPEF to purchase 48,452 shares of the Company’s next designated series of preferred stock at an exercise price of $.6375, (the “POPEP Warrants”, and collectively with the PPEF Warrants, the “Pequot Warrants”).

Pequot currently owns approximately 56% of the Company’s voting stock and has the right to acquire up to 59% of the Company’s voting stock.  Both Gerald A. Poch and Richard Heitzmann are members of the Company’s Board of Directors and are also affiliated with Pequot.

The Pequot Notes are due and payable in full on the later of (a) March 29, 2008, or (b) the date that the Company has obtained all necessary consents from its Senior Lenders (as defined below) to such payment.  The Pequot Notes will bear interest at a rate per annum equal to 8.5%. Interest on the Pequot Notes shall be due and payable in cash or, at the option of the Company, in shares of the Company’s next designated series of preferred stock at a price per share of $.561.

The right of repayment of principal and interest on the Pequot Notes is subordinated to the rights and security interest of (i) GE Commercial Distribution Finance Corporation (“CDF”) in connection with the August 21, 2007, secured Credit Facilities Agreement (“Credit Facilities Agreement”) with CDF, as Administrative Agent, GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner, and CDF and the other lenders listed in the Credit Facilities Agreement, and (ii) Columbia Partners, L.L.C. Investment Management, as Investment Manager and National Electric Benefit Fund (“NEBF”) in connection with the November 23, 2005, secured credit agreement (the “CP/NEBF Credit Agreement”) with Columbia Partners, L.L.C. Investment Management, as Investment Manager, and NEBF, as Lender (CDF and NEBF collectively, the “Senior Lenders” and the Credit Facilities Agreement and the CP/NEBF Credit Agreement collectively the “Senior Debt”).  While any default or event of default has occurred and is continuing with respect to any Senior Debt, the Company is prohibited from making any payments or distribution in respect of the Pequot Notes.

Upon an event of default, as set forth in the Pequot Notes, the holders of the Pequot Notes may declare all amounts outstanding under the Pequot Notes immediately due and payable and exercise other remedies permitted by the Pequot Notes or at law or in equity, subject to the above mentioned subordination.

The Pequot Notes are filed herewith as Exhibits 10.1 and 10.2. The foregoing description of the Pequot Notes does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

The Pequot Warrants expire on February 29, 2012.  The holders of the Pequot Warrants may exercise the purchase rights represented by the Pequot Warrants at any time after the Company’s designation of the series of preferred stock for which they are exercisable.  Cashless exercise is permitted.  The purchase price per share at which the holders of the Pequot Warrants can purchase the Company’s shares of its next designated series of preferred stock is $.6375 per share.

The Pequot Warrants are filed herewith as Exhibits 10.3 and 10.4. The foregoing description of the Pequot Warrants does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

(2)           Amendments to the Credit Facilities Agreement and to the CP/NEBF Credit Agreement

On February 28, 2008, the Company and its subsidiaries (collectively with the Company, the "Companies") also entered into the following agreements:  (1) Third Amendment to the Credit Facilities Agreement (the "Third Amendment"), and (2) Amendment No. 3 (“Amendment No.3”) to the CP/NEBF Credit Agreement.

The Third Amendment and Amendment No. 3 amend the respective Senior Debt in order to (a) accommodate the Pequot Notes and the Pequot Warrants, since the terms and conditions of the Senior Debt give the Senior Lenders the right to consent to and approve of various indebtedness incurred by the Company, (b) modify certain financial covenants contained in the Senior Debt by reducing required minimum EBITDA amounts for the fiscal quarters ending on March 31, 2008 and on June 30, 2008, and (c) update the disclosures of the Companies’ with respect to the representations and warranties under the Senior Debt.

Upon a breach or default by the Company with respect to the Pequot Notes, Pequot Warrants or the Senior Debt not cured by the Company within any applicable grace period, the Senior Lenders may declare all outstanding obligations under the Senior Debt immediately due and payable and exercise other remedies permitted under the Senior Debt or at law or in equity.

Any term not otherwise defined in this discussion has the meaning ascribed to such term in the respective Senior Debt.  The Third Amendment and Amendment No. 3 are filed herewith as Exhibits 10.5 and 10.6  The foregoing description of the Third Amendment and Amendment No. 3 does not purport to be complete, and is qualified in its entirety by reference to the full text of such documents, which are incorporated by reference herein.

ITEM 2.03  Creation of a Direct Financial Obligation

Reference is made to the description of the Pequot Notes in Item 1.01 hereof which is incorporated by reference herein.

ITEM 3.02  Unregistered Sales of Equity Securities

(a)  Date of sale and the title and amount of securities sold

As referenced in Item 1.01 above, on February 28, 2008, the Company sold to Pequot the Pequot Warrants in connection with the Pequot Notes.

The description of the Pequot Warrants is qualified in its entirety by reference to the terms of the Pequot Warrants attached hereto as Exhibits 10.3 and 10.4 which is incorporated herein by reference.

(b)  Consideration

The issuance of the Pequot Warrants was required by Pequot in connection with the issuance and sale of the Pequot Notes.

(c)  Exemption from Registration Claimed

The Company issued and sold the Pequot Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. Pequot received, or had access to, material information concerning the Company, including but not limited to, the Company's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)  Terms of Exercise

The Pequot Warrants expire on February 29, 2012. The holders of the Pequot Warrants may exercise the purchase rights represented by the Pequot Warrants at any time after the Company’s designation of the series of preferred stock for which they are exercisable. Cashless exercise is permitted. The purchase price per share at which the holders of the Pequot Warrant can purchase the Company’s shares of the series of preferred stock of the Company next designated by the Company after February 28, 2008 is $.6375 per share.  The Pequot Warrants entitle the holders to purchase shares of the Company’s next designated series of preferred stock, the terms of which have not yet been established.

As stated above, the description of the Pequot Warrants is qualified in its entirety by reference to the terms of the Pequot Warrants attached hereto as Exhibits 10.3 and 10.4 which is incorporated herein by reference.

ITEM 9  Financial Statements and Exhibits

9.01            Financial Statements and Exhibits

(c)      Exhibits

Exhibit 10.1	Pequot Private Equity Fund III, L.P. Subordinated Promissory Note dated February 28, 2008.

Exhibit 10.2	Pequot Offshore Private Equity Partners III, L.P. Subordinated Promissory Note dated February 28, 2008.

Exhibit 10.3	Pequot Private Equity Fund III, L.P. Warrant dated February 28, 2008.

Exhibit 10.4	Pequot Offshore Private Equity Partners III, L.P. Warrant dated February 28, 2008.

Exhibit 10.5	Third Amendment to GE Credit Facilities Agreement

Exhibit 10.6	Amendment No.3 to the CP/NEBF Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
By:	/s/ Steve Stringer
Steve Stringer President and Chief Operating Officer

March 3, 2008

EXHIBIT INDEX

Exhibit

Exhibit 10.1	Pequot Private Equity Fund III, L.P. Subordinated Promissory Note dated February 28, 2008.

Exhibit 10.2	Pequot Offshore Private Equity Partners III, L.P. Subordinated Promissory Note dated February 28, 2008.

Exhibit 10.3	Pequot Private Equity Fund III, L.P. Warrant dated February 28, 2008.

Exhibit 10.4	Pequot Offshore Private Equity Partners III, L.P. Warrant dated February 28, 2008.

Exhibit 10.5	Third Amendment to GE Credit Facilities Agreement

Exhibit 10.6	Amendment No.3 to the CP/NEBF Credit Agreement